UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2013

The ADT Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35502	45-4517261
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1501 Yamato Road Boca Raton, Florida	33431
(Address of Principal Executive Offices)	(Zip code)

(561) 988-3600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	On March 14, 2013, The ADT Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). There were 192,575,260 shares of common stock of the Company represented in person or by proxy at the Annual Meeting, constituting 82.79% of the outstanding shares on January 16, 2013, the record date for the determination of stockholders entitled to vote at the Annual Meeting, and therefore constituting a quorum. The matters voted upon at the Annual Meeting and the final results of such voting are set forth below. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on January 28, 2013.

(b)	Proposal 1. The nominees for election to the Board of Directors of the Company were all elected, each until the next annual meeting of stockholders and until his or her successor is elected and qualified, based upon the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Thomas Colligan	176,191,371	2,766,522	13,617,367
Timothy Donahue	172,308,168	6,649,725	13,617,367
Robert Dutkowsky	173,448,693	5,509,200	13,617,367
Bruce Gordon	177,136,678	1,821,215	13,617,367
Naren Gursahaney	177,168,210	1,789,683	13,617,367
Bridgette Heller	175,993,283	2,964,610	13,617,367
Kathleen Hyle	176,022,472	2,935,421	13,617,367
Keith Meister	176,278,799	2,679,094	13,617,367
Dinesh Paliwal	171,663,224	7,294,669	13,617,367

Proposal 2. The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2013 was approved based on the following votes:

Votes For	Votes Against	Abstentions
187,988,770	2,880,784	1,705,706

Proposal 3. The proposal relating to the advisory vote on named executive officer compensation was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
168,201,788	6,939,822	3,816,283	13,617,367

Proposal 4. By the following vote, the stockholders voted, on an advisory basis, to hold future advisory votes on named executive officer compensation on an annual basis:

1 Year	2 Years	3 Years	Abstentions
159,799,868	137,898	15,798,337	3,221,790

(d)	Consistent with a majority of the votes cast with respect to the frequency of the advisory vote on named executive officer compensation at the Annual Meeting, the Board of Directors of the Company has determined to hold a shareholder advisory vote on the Company’s named executive officer compensation annually until the next required vote on the frequency of shareholder votes on named executive officer compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 19, 2013	THE ADT CORPORATION

	By:	/s/ N. David Bleisch
		Name:	N. David Bleisch
		Title:	Senior Vice President, General Counsel and Corporate Secretary